         As filed with the Securities and Exchange Commission on August 7, 2006
                                                     Registration No. 333-132512

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                     TO THE
                                    FORM S-1
                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                             CHICOPEE BANCORP, INC.
                                       AND
                CHICOPEE SAVINGS BANK 401(K) PROFIT SHARING PLAN


             (Exact name of registrant as specified in its charter)

         MASSACHUSETTS                           6036                                20-4840562
(State or other jurisdiction of       (Primary Standard Industrial       (IRS Employer Identification No.)
 incorporation or organization)        Classification Code Number)

                                70 CENTER STREET
                          CHICOPEE, MASSACHUSETTS 01013
                                 (413) 594-6692
              (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                WILLIAM J. WAGNER
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             CHICOPEE BANCORP, INC.
                                70 CENTER STREET
                          CHICOPEE, MASSACHUSETTS 01013
                                 (413) 594-6692
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                   COPIES TO:


                        LAWRENCE M. F. SPACCASI, ESQUIRE
                             SEAN P. KEHOE, ESQUIRE
                          MULDOON MURPHY & AGUGGIA LLP
                            5101 WISCONSIN AVENUE, NW
                              WASHINGTON, DC 20016
                                 (202) 362-0840








                   SALE TO THE PUBLIC CONCLUDED JULY 19, 2006




================================================================================

      This Post-Effective Amendment No. 1 is filed for the purpose of deregistering 2,743,882 shares of the no par value common stock (the "Common Stock") of Chicopee Bancorp, Inc. (the "Company"), heretofore registered and offered pursuant to the terms of the Prospectus dated May 15, 2006. The remaining 7,439,368 shares registered pursuant to this Registration Statement on Form S-1 have been issued in accordance with the Prospectus, including 6,888,304 shares sold in the subscription offering and 551,064 shares issued to Chicopee Savings Bank Charitable Foundation, each as described in the Prospectus.

      The Company has determined that no further shares will be offered, sold, issued and/or exchanged pursuant to the Prospectus. The Company therefore requests deregistration of the unissued shares of Common Stock pursuant to this Registration Statement as soon as is practicable after the filing of this Post-Effective Amendment No. 1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicopee, Commonwealth of Massachusetts on August 7, 2006.

                                    Chicopee Bancorp, Inc.



                                    By: /s/ William J. Wagner
                                        ---------------------------------------
                                        William J. Wagner
                                        President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                          Title                                             Date
----                          -----                                             ----
/s/ William J. Wagner
---------------------------   President, Chief Executive Officer                August 7, 2006
William J. Wagner             and Chairman of the Board of Directors
                              (principal executive officer)

/s/ W. Guy Ormsby             Executive Vice President, Chief                   August 7, 2006
---------------------------   Financial Officer, Treasurer
W. Guy Ormsby                 and Director
                              (principal accounting and financial officer)


            *                 Director
---------------------------
Thomas J. Bardon


            *                 Director
---------------------------
James H. Bugbee


            *                 Director
---------------------------
Arthur F. DuBois


            *                 Director
---------------------------
Louis E. Dupuis


            *                 Director
---------------------------
Douglas K. Engebretson


            *                 Director
---------------------------
Edward J. Fitzgerald


            *                 Director
---------------------------
David P. Fontaine





             *                Director
---------------------------
William J. Giokas


             *                Director
---------------------------
Francine Jasinski Hayward


             *                Director
---------------------------
James P. Lynch


             *                Director
---------------------------
William D. Masse


              *               Director
---------------------------
Edmund J. Mekal


              *               Director
---------------------------
John P. Moylan


              *               Director
---------------------------
Gregg F. Orlen


              *               Director
---------------------------
Paul C. Picknelly


              *               Director
---------------------------
Barry W. Soden


              *               Director
---------------------------
Edwin M. Sowa


              *               Director
---------------------------
Judith T. Tremble


* Pursuant to the Power of Attorney filed as Exhibit 24.1 to the Registration
Statement on Form S-1 for Chicopee Bancorp, Inc. on March 17, 2006.

/s/ William J. Wagner
-------------------------     President, Chief Executive Officer                August 7, 2006
William J. Wagner             and Chairman of the Board of Directors
                              (principal executive officer)